Exhibit 10(m)

CONSENT AND FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of February 05, 2015 is made by and among MFRI, INC., a Delaware corporation (the "Company"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA-PIPE, INC., a Delaware corporation ("Perma-Pipe"), TC NILES CORPORATION, a Delaware corporation ("TC Niles"), TDC FILTER MANUFACTURING, INC., a Delaware corporation ("TDC"), MM NILES CORPORATION, a Delaware corporation ("MM Niles"), and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada") (each of the Company, Midwesco, Perma-Pipe, TC Niles, TDC, MM Niles, and Perma-Pipe Canada may be referred to herein individually, as a "Borrower" and collectively, as "Borrowers"), and BMO HARRIS BANK N.A., as lender (the "Lender").

PRELIMINARY STATEMENTS:

(1) The Borrowers and the Lender are parties to a Credit and Security Agreement, dated as of September 14, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement") (capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);
(2) The Company intends to repurchase common Equity Interests of the Company in an aggregate amount of up to $2,000,000 on or prior to December 31, 2015 with proceeds of distributions from Foreign Subsidiaries, in open market or private transactions and on terms determined by the Company (the "Share Repurchase");
(3) The Borrower Agent has requested (i) that the Lender consent to the Share Repurchase and (ii) that the Credit Agreement be amended as provided herein;

(4) The Lender, on the terms and conditions stated below, has agreed to the consent to the Share Repurchase and to the amendment to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Consent. Subject to the terms and conditions contained in this Amendment, and provided that the Company pays for 100% of the Share Repurchase with funds provided by distributions from Foreign Subsidiaries as further described herein, the Lender hereby consents to the Share Repurchase. The Borrower Agent hereby acknowledges that the Lender’s consent in this Section is specific in time and in intent and does not constitute and is not to be deemed a consent to any other actions or a waiver of any right, power, or privilege under the Credit Agreement or any other Loan Document.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, effective on and as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

"‘2015 Share Repurchase’ means the repurchase by the Company of certain common Equity Interests of the Company in an aggregate amount of up to $2,000,000 on or prior to December 31, 2015 in open market or private transactions and on terms determined by the Company, solely with proceeds of cash distributions from Foreign Subsidiaries received after January 1, 2015, provided that notwithstanding the foregoing, the Company shall be permitted to finance up to $500,000 of the repurchase with Revolving Borrowings so long as such Revolving Borrowings are repaid from cash distributions of Foreign Subsidiaries no later than 120 days after the date of such Revolving Borrowings, provided, further, that promptly upon request by Lender, the Company shall provide an accounting of the funds transfers from January 1, 2015 forward from Foreign Subsidiaries used to effect such repurchase."

(b) Section 8.06(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(d) (i) the Company may make the 2015 Share Repurchase and (ii) the Company and each of its Subsidiaries may purchase, redeem or otherwise acquire shares of its common stock or other common Equity Interests or warrants or options to acquire any such shares from employees in connection with customary employee or management agreements, plans or arrangements, or in connection with termination of employment, all in an aggregate amount not in excess of $500,000 in any fiscal year;"

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on and as of the Business Day (the "First Amendment Effective Date") on which (i) the Lender (or its counsel) shall have received from the Borrowers an executed counterpart of this Amendment on behalf of such party in form and substance acceptable to it and (ii) the Lender shall have received an amendment fee in an amount equal to $5,000 (the "Amendment Fee"), which Amendment Fee shall be deemed fully earned and due as of the date of this Amendment and shall be nonrefundable. The Lender’s delivery to the Borrower Agent of a copy of this Amendment executed by all necessary parties together with confirmation of receipt of the Amendment Fee shall be deemed evidence that the First Amendment Effective Date has occurred.

SECTION 4. Representations. Each of the Borrowers represents and warrants to the Lender the following:

(a) Each of the representations and warranties made by the Loan Parties in or pursuant to Article VI of the Credit Agreement (except, in each case, to the extent applicable to an earlier date) are true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality, Material Adverse Effect, or other similar language) on and as of the First Amendment Effective Date as if made on and as of such date and except that for purposes of this clause (a), the representations and warranties contained in Section 6.05(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(b) of the Credit Agreement; and

(b) No Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date, and no Default or Event of Default shall occur or shall have occurred as a result of the effectiveness of this Amendment or the consummation of the transactions set forth herein. result of the effectiveness of this Amendment or the consummation of the transactions set forth herein.

SECTION 5. Reference to and Effect on the Credit Agreement.
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to this "Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(b) Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

(d) Each party hereto hereby agrees that this Amendment shall be a "Loan Document".

SECTION 6. Costs, Expenses. The Loan Parties agree to pay promptly on demand all reasonable and documented out-of-pocket costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Lender) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS

MFRI, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

MIDWESCO FILTER RESOURCES, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

PERMA‑PIPE, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

TC NILES, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

TDC FILTER MANUFACTURING, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

MM NILES, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

PERMA‑PIPE CANADA, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

BMO Harris Bank, N.A., By: /s/ Terrance McKenna Jr.
Name: Terrance McKenna Jr.
Title: Vice President